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                            BNY HAMILTON FUNDS, INC.

                       Supplement dated November 15, 2005
                                       to
             BNY Hamilton Funds Statement of Additional Information
                              dated April 29, 2005

     A Statement of Additional Information dated November 15, 2005 (the "Money Funds SAI") has been published which provides information relating to the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund series of BNY Hamilton Funds, Inc.

     You should refer to the Money Funds SAI for additional information relating to the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund.

     The Statement of Additional Information dated April 29, 2005 continues to apply to each series of BNY Hamilton Funds, Inc. other than the money market funds identified above.